united states
                     securities and exchange commission
                           washington, d.c. 20549

                                form n-csr

              certified shareholder report of registered management
                             investment companies

Investment Company Act file number  811-8774

 Fairport Funds
(Exact name of registrant as specified in charter)

 3636 Euclid Avenue, Cleveland, OH 44115
(Address of principal executive offices)             (Zip code)

 Unified Fund Services, 431 North Pennsylvania Street, Indianapolis, IN 46204 (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-332-6459

Date of fiscal year end: 10/31

Date of reporting period: 4/30/2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Reports to Stockholders.

INVESTMENT ADVISER'S REPORT


MID-FISCAL YEAR EQUITY PERSPECTIVE


FAIRPORT EMERGING GROWTH FUND (John Karnuta, Portfolio Manager)

     The Fairport Emerging Growth Fund typically invests in common stocks of companies considered to be small-cap growth or to be in their post-venture capital stage of development. These companies tend to be within the Russell 2000 Growth Index universe, those which are smaller than the 1000 largest companies in the Russell 3000 Index, but which are growing faster than average. The primary objective is capital appreciation.

     Periodic investment returns can be volatile due to the fact that many of the companies and the markets in which they do business are fast growing and subject to rapid change, not all of which can be anticipated. Also, many of these companies are competing in these markets or market niches against larger companies with greater financial resources which themselves can effect change quickly. Finally, and more importantly, the status of investor confidence is relatively more important than with larger companies because the future and confidence in that future is a greater component of the current stock price of an emerging company, which can have a narrow product line and little operating history for evaluation.

     For the six-month period of this mid-fiscal year report ended April 30, 2003, the Fund increased 1.88 percent. Investment results by security were very individualistic through this mid-fiscal year period, which is sometimes the case. For instance, the best performance by a large sector was financials. In this group, Doral Financial, a financial institution focused on mortgage banking activities in Puerto Rico, and Brown & Brown, an insurance broker, performed well, while Hilb Rogal and Hamilton, another insurance broker, did not. Similarly in the technology sector, which also did well, J2 Global Communications, which is involved with internet communications, and Quality Systems, which develops practice management systems for medical groups, both performed especially well. On the other hand, Monolithic Systems, which sells semiconductor memory technology, and Wavecom, which sells digital wireless modules for mobile telephones, significantly under-performed.

     Other stocks which did notably well include: Respironics (patient ventilation products), Applebee's (restaurants), Chicos FAS (women's apparel retailer), Coach (leather goods), and Corinthian Colleges (education). Some stocks that were disappointing include: Michael's Stores (crafts retailer), Inter-tel (voice and data communication systems), Chattem (consumer goods) and Steris (sterile processing systems).

     During the past six months, our sector weighting in technology approximately doubled to about 21%, which is similar to that of the Russell 2000 Growth Index benchmark. All of the stocks purchased were purchased not because they were technology companies per se, but because momentum in earnings growth was apparent. Most of the proceeds for this change came from investments in the consumer discretionary sector. Some of the sales occurred because the companies owned became too large for a fund oriented towards smaller companies. The median market capitalization for a stock in the Fund, for instance, is about $1 billion. If market capitalization for a stock exceeds $4 billion, which could happen through appreciation or merger, we would consider a sale decision. Such a decision would always be based on appropriateness within the context of its impact on the overall fund and on the Fund strategy. Some other sales occurred because individual positions became relatively large. However, our weighting in the consumer discretionary sector at about 29% remains above that of the benchmark, which is about 20%.

     The portfolio is positioned for an upturn in economic  growth.  Some of the reasons for this expectation are articulated in the Equity Perspective discussions of the remaining funds below. As to our expectations regarding whether small-cap stocks may outperform large-cap, we are optimistic that both may do well going forward. We note, however, that confidence plays a significant role in the valuation of small company stocks. In that regard, the decline in spreads between the yield of high quality bonds and low quality bonds as well as the substantial progress in improving corporate governance together imply growing confidence on the part of investors. This would help valuations for small company stocks. Also, we note that the median price to earnings ratio for a stock in the current portfolio is about 21 as compared with an expected growth of about 20%. These numbers point to a portfolio of stocks that it is likely undervalued in comparison to that of large-cap stocks.

FAIRPORT INTERNATIONAL EQUITY FUND (Rob Goodman,  Portfolio Manager)

     The International Equity Fund holds a group of assets focused primarily on companies headquartered in developed markets such as Western Europe, Japan, Australia, Singapore, and Hong Kong. In this context, the Fund is structured with investments that are felt to have a competitive advantage, while generally viewed as leaders in their respective industries.

     The global economic recovery has gotten off to a slow start with many of the issues that plagued us in the previous six months coming to a slow conclusion. The world markets shifted their attention during the beginning of 2003 to UN resolutions, diplomatic posturing and finally, the removal of the despotic regime in Iraq. The rebuilding of post-war Iraq and the mending of diplomatic relations between the United States and their European allies will set the tone for future economic cooperation. As of the six-month period of this mid-fiscal year report ended April 30, 2003, the International Equity Fund declined 1.88 percent. Indicative of the volatility of the period, the decline of 1.88 percent in total return for the six-months included a period from the market low on March 12, 2003 to the end of the first half of the fiscal year on April 30, 2003 where the Fund increased by about 15.7 percent from that market low of the 12th. Despite this volatility, the Fund continued to search for companies with strong cash flow, low debt to equity and strong multi-currency controls. The latter is especially important, due to the decline of the Dollar and the strengthening of the Euro. As in the past, these investments of the Fund are primarily dollar denominated ADR's.

     With the war behind us, economic growth fundamentals again moved to the forefront on the world stage. Europeans continued to fight stagnant growth and budget restraints forced on them by European Union fiscal constraints. The emergence of SARS (Severe Acute Respiratory Syndrome) sent shockwaves through the Asian markets with the effects on China being the most severe, where expectations are that it could lower GDP growth by as much as 2%. This just added to the problems already plaguing Japan as the Nikkei index hit a twenty-year low during the past period. As with the United States, the central banks of Japan and Europe have indicated over the last six months that easing monetary policy may be in the near future.

     We continued our under-weighting in Japan versus the benchmark MSCI EAFE Index of developed international equity markets during the first half of the fiscal year, looking for some consistent signs of an upturn. We did add to our position in Toyota (TM), as the shares came under pressure from large Japanese banks selling shares at the behest of new government regulations. The Fund has begun to shift to a more cyclical nature, anticipating renewed strength in the United States as well as an upturn in worldwide consumer demand. We have added Signet Group PLC (SIGY), a leading global retailer of fine jewelry as well as WPP Group PLC (WPPGY), a world leading marketing and advertising firm. Both add to our UK weighting while giving us exposure to the U.S. consumer, with both receiving over half their revenues from the United States. We also moved to an over-weighting in the financial sector, hoping to benefit from lowering interest rates across the globe, by inserting Toronto Dominion (TD), a premier Canadian financial services firm, as well as HSBC Holdings PLC (HBC). The Fund initiated a position in Coca-Cola Femsa (KOF), the second largest Coca-Cola bottler in the world, giving us a position in Latin America backed by one of the world's most recognizable brands. This is an area we look to expand in the future if the opportunity arises. Other names that we incorporated into the portfolio are Canadian Pacific Railway (CP) and Alcan Aluminum (AL). Both should benefit from an expanding economic recovery.

     We believe many of the companies in the International Equity Fund remain undervalued. The Fund profile, while remaining defensive in anticipation of ongoing geopolitical surprises, reflects a more positive outlook for global re-inflation. We believe that the Fund is well positioned with a sector distribution favoring consumer discretionary and financials.

FAIRPORT GROWTH FUND (John Karnuta,  Portfolio Manager)

     The Fairport Growth Fund seeks capital appreciation by investing in companies typically experiencing an improvement in profitability or acceleration in earnings growth relative to their history or other companies. We buy these stocks if we believe this improvement is not fully reflected in the stock price, which generally is determined by examining the price to earnings ratio (P/E) compared to the market and the history of that relationship. Most of the companies owned by the Fund are part of the Russell 1000 Growth Index universe and, typically, have been public for a number of years.

     For the six-month period of this mid-fiscal year report ended April 30, 2003, the Fund declined 0.78 percent. Some of the better performing stocks during that time period included: Expedia, Cisco, EMC, Lab Corp. of America, United Health Group, Apollo Group, Best Buy, Coach, Omnicom Group, and General Electric. Poor results were from: Cerner, Cintas, Home Depot, Jones Apparel, Pepsi Bottling Group, and H & R Block. We sold the Cerner, Home Depot, and Pepsi Bottling Group shares, each of which had disappointing earnings.

     As we have noted periodically during the past two years, the environment for investing in growth stocks has been consistently challenging. Most of the value of a growth stock is related to the company's earnings, expected growth in earnings, and, importantly, confidence in that forecast of growth. Unfortunately, confidence in the future was impaired by the 9/11/01 tragedy, talk of invading Iraq, and then, finally, the actual act of war with that country. A manifestation of these uncertainties was the economy, which, despite substantial fiscal and monetary stimulus, not only grew at a less than the expected rate, but in frustrating fits and starts associated with the timing of the foregoing events. Also, confidence in the accuracy of corporate earnings reports deteriorated steadily as companies pushed the edge of the envelope in accounting conventions, eventually leading to criminal indictments of over 50 executives for essentially acts of cheating or stealing from shareholders. The confusion over the very definition of earnings caused Standard and Poor's and at least one stock brokerage firm to forcefully declare that they would no longer report corporate earnings at face value, but rather filtered through their own definitions of core earnings.

     Well, much has changed, and in a positive way. In terms of governance, Sarbanes-Oxley was passed, the SEC now oversees the accounting profession, new rules require more use of independent directors, the FASB has reasserted itself, more corporations have switched from liberal pro-forma earnings to GAAP earnings, and the expensing of stock options appears inevitable. More passing of time will be required before confidence in corporate accounting is fully restored, but a negative trend of considerable importance has been turned. Meanwhile, the economy, which has been only grinding along, appears due for a pickup. Granted, the number of employed persons has declined, but fiscal and monetary stimulus continues to accumulate. Also, consumers have over $4 trillion dollars in liquid accounts, up roughly 20% over two years, and the psychology of concern associated with the latest war in Iraq should soon fade. We see a near-term pickup in consumer spending, which should lead to a pickup in corporate spending, which should lead to job creation and a more virtuous cycle of economic growth.

     In this environment, growth stocks could do well. For analysis, we break down the market into twelve sectors. Currently, about 85% of our assets are in four sectors: healthcare, technology, consumer discretionary, and financial.
Relative to the benchmark Russell 1000 Growth Index, we are comparable in weightings of healthcare and financials, under-weighted in technology, and over-weighted in consumer discretionary, at about 26% compared to 16%. While many technology stocks seem to have price momentum at this time, material growth in revenues and earnings is not yet at hand. We would like to see more concrete evidence of more robust worldwide economic growth before increasing our commitment to this volatile sector. Consumer discretionary stocks, on the other hand, have also been good performers, but already show evidence of a pickup in growth. If consumers do not continue to increase spending, it is difficult to visualize a material pickup in other sectors first.

     We remain focused with our investment discipline as it applies to stock selection. The investing world is always changing. In addition to all discussed above, the rise of program trading to more than 35% of daily trading and the possible withdrawal of foreign investors if the dollar remains weak could create new problems that are challenging to assess. But over time, the assessment of profitability has been the focus of investors in a variety of assets and should remain true of the stock market.

FAIRPORT GROWTH & INCOME FUND (Keith Vargo, Portfolio Manager)

     The Fairport Growth and Income Fund's objective is capital appreciation and current income. The Fund tends to invest in a diversified portfolio of the common stocks of well-established companies trading at a discount to fair value based on their historic valuations. We are investing primarily, although not exclusively, in companies within the benchmark Russell 1000 Value Index universe. We are generally looking for dividend paying stocks trading below a market multiple. In addition to P/E ratios, we may also take into consideration other factors, such as: price to book, price to sales, cash flow and debt levels. With an emphasis on diversification, we hold approximately 50 stocks. This allows us, to the extent possible, to spread risk across the portfolio and gain exposure to various sectors of the economy.

     For the six-month period of this mid-fiscal year report ended April 30,2003, the Growth & Income Fund increased 2.91 percent. Some of the better performing stocks during this period, included: Hewlett-Packard, International Rectifier, Best Buy Inc., Liz Claiborne, Mattel, Target Stores, Avon Products, Centex Corp., Illinois Tool Works and First Data Corp. Some of the weaker stocks in the period, included: Baxter Intl. and H&R Block, as well as El Paso Corp. and Duke Energy, of which the latter two were sold. The climate overall was mixed with soft economic data and geopolitical concerns at times pressuring the markets. The uncertainty and volatility as a result of these issues presented buying opportunities within the equity markets. New purchases during the six-month period included: Best Buy Inc., Darden Restaurants, Equity Office Properties, Hewlett-Packard, Illinois Tool Works and Pfizer.

     Although the Fund has exposure to all sectors within the Russell 1000 Value Index, the structure of the portfolio has a clear cyclical tilt with an over-weight in the consumer discretionary sector as well as other economically sensitive sectors like materials & processing and producer durables. Additionally, to provide some balance to the portfolio, we have also maintained an over-weight in consumer staples. We are generally in-line with benchmark weights in technology, healthcare, auto & transportation and other energy. We have maintained an under-weight position in utilities, integrated oils, and financial services.

     The most significant of the over/under sector weightings is the exposure to consumer discretionary vs. utilities relative to the Russell 1000 Value Index. We have continued to build a meaningful presence in the consumer discretionary sector and in essence have used funds the Russell index would have directed to utilities, in order to accomplish this. Concerns over weak holiday spending pressured retailers in the calendar 4th quarter 2002 and negatively impacted performance. However, year to date 2003 the trend has reversed with consumer discretionary, just behind technology, being one of the best performing sectors in the S&P 500. Utilities gained traction early in calendar 2003 as hopes of a full dividend tax exclusion stirred interest in the high yield that utilities generally provide. This has since subsided, as it appears the full exclusion is now in jeopardy.

     We continue to favor the consumer discretionary sector and intend to maintain our over-weighting there as well as in producer durables and materials & processing. Although the portfolio has yet to fully realize the benefit of this structure, we believe the environment is in the process of turning. We believe the consumer will maintain strength and continue to be a driver in the economic recovery. We also see the recovery as a two-part process with continued strength from the consumer leading to strength in business providing a pick up in business confidence. This, in turn, should lead to increased capital spending, inventory rebuilding and most importantly, hiring. This scenario should start a self-feeding cycle of strength in the economy with improvement in employment leading to additional strength in consumer spending and so on.

     The case for a strong consumer is logical given the tremendous amount of stimulus in the economy. Of the sizeable tax cuts already passed in 2001 and 2002 (approx. $1.4 trillion), there is still in excess of $1 trillion in the pipeline. We also have on the table additional tax cuts for 2003 that at a minimum should amount to another $350 billion. On top of tax cuts, we have the added stimulus of mortgage refinancing "cash outs" where consumers have extracted equity out of their homes. There is much more to mortgage refinancing than just lower monthly payments. In 2002 alone, close to $700 billion found its way into the hands of the consumer with nearly $200 billion coming from "cashed out" accumulated equity, an additional $350 billion was extracted through turnover of existing homes and approximately $130 billion through the use of home equity loans. The trend has continued into 2003 with refinancing continuing to surge. All of this stimulus should sustain the consumer's cash flow until employment and income growth picks up.

     Concerned about geopolitical events the consumer did take a "breather" in late 2002 and into early 2003. They pulled back somewhat on discretionary spending and chose instead to shore up their personal balance sheets through increased savings in addition to paying down credit card debt. As a result, the consumer is better positioned to resume spending as confidence increases. We believe the slowdown in consumption was a short-term situation and the backdrop for resumed spending is beginning to unfold. Recent data supports our case as consumer confidence and business confidence are on the rise, indicating that better times may be ahead. The price of oil is down and housing and auto sales remain strong. With geopolitical concerns winding down and economic uncertainties subsiding, we see the consumer again opening the pocketbook.

     The structure of the fund portfolio, as discussed above, offering diverse cyclical exposure, should be nicely positioned to benefit from the economic strength that is expected ahead.

MID-FISCAL YEAR FIXED INCOME PERSPECTIVE


FAIRPORT GOVERNMENT SECURITIES FUND (Rob Goodman, Portfolio Manager)

     Fairport Government Securities Fund seeks current income, consistent with capital preservation. The Fund normally invests at least 80% of assets in direct obligations of the U.S. Treasury, other U.S. government obligations, repurchase agreements involving such securities, and separately traded components of U.S. Treasury obligations transferable through the Federal book entry system. It may invest the balance of assets in domestic corporate debt rated A or better. The Fund expects to maintain an average portfolio duration that will vary between three and seven years. This level of duration is considered to be in the intermediate range and will vary in anticipation of interest rate changes.

     In normal times much of what characterizes the interest rate markets is readily available in the form of economic statistics, legislative activities and an occasional sound bite from a voting member of the Federal Open Market Committee ("FOMC"). Most of the time, the information is clear and even the lingering effects of FOMC dissent never amounts to much more than a distraction. But in the last six months, the immense lack of clarity surrounding economic, as well as geopolitical events, has left the markets a volatile mess. After a substantial decline in rates over the past two years, the treasury market had settled into a range, whose perimeters were tested weekly. For the six-month period of this mid-fiscal year report ended April 30, 2003, The Government Securities Fund increased 2.57 percent. The duration of the Fund was about 4.20 years versus the benchmark Lehman Government Index that was structured with a relative duration of about 5.25 years. The overall profile of the Fund stresses consistent comparative returns going forward.

     The market environment in the latter part of last year continued to focus on the impending war in Iraq and the economy showed uneven signs of sluggish growth. The manufacturing sector was rebuilding inventories, confirming consumer activity and polls suggested an overwhelming number favoring American action in Iraq. This was important, because the war was seen in the press as the primary barrier to growth in consumer confidence. Everything in corporate America from capital expenditures to new hiring was on hold until geopolitical matters were clear. The outlook that was suggested by the interest rate markets, as well as the equity markets, was one of higher rates and stronger cyclical activity. One barometer of this, the corporate debt market, saw aggressive buying across the credit curve. Ten-year treasuries, after reaching 40 year lows, traded in a range between 3.75 percent and 4.25 percent. Agencies and mortgages saw renewed buying as spreads narrowed and mortgage refinancing slowed.

     The Fund was able to capture much of the activity in the bond markets because of its two key qualities, asset diversification and the highest quality asset types. From this position, the flight to quality characterized by geopolitical shocks was amply absorbed. The additional yield provided by the high quality and short duration corporate holdings was a welcome alternative to holding cash. With the FOMC on constant alert, as recently as the first quarter
cash  holdings   offered  barely  one  percent.   The  Fund,  with  its  strong
intermediate leaning, held its value while continuing to provide smooth cash flows and a small amount of its substantial unrealized, and mostly tax advantaged, gains.

     Then things became a little less normal. By the first quarter of 2003, the interest rate markets were testing the upper end of the trading range. This period, from early February to the beginning of the Iraqi conflict, is a time that we characterized as one of the shortest time spans that we have seen that held the largest number of possible outcomes. All the current issues facing the country, both fundamental and geopolitical converged. Treasury yields began the move downward to the lower end of the range with their now customary volatility. But, rather than move decisively higher after the initial successes in the war, the range narrowed. Although the broad equity indices rallied into anticipated victory, we became concerned with the deteriorating economic picture. It became clear that as gains on the warfront translated positively to the economy, we became less optimistic of the sustainability of all the good feeling. We chose to make the Fund more rate neutral in the event of continued softness. The objective was accomplished in two ways, by decreasing the exposure to mortgage holdings and increasing holdings in longer maturity Treasuries. Because the Funds asset profile represents premium liquidity, the move was accomplished easily with little disruption to its intermediate duration.

     The outlook for interest rates is not without pitfalls. As of this report, the FOMC has declared that deflation, although unlikely, is still a concern. This raises the likelihood that rates will stay low for the foreseeable future. The Fund is well equipped for either eventuality as the second half of the year promises to be crucial for the longer-term outlook for the economy. As the consumer pays down debt through refinancing and reveals occasional bursts of confidence, as reflected in a recent Michigan Survey, there is enough stimulus in the economy to keep things very hopeful.


      MID-FISCAL YEAR SNAPSHOT              Aggregate Total Returns               Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------

  Percentage as of April 30, 2003*         Month   3 Months     YTD      1 Year    3 Years   5 Years   Since Inception*
------------------------------------------------------------------------------------------------------------------------

            EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------
Fairport Emerging Growth Fund              4.89      5.65       4.47     (12.57)   (31.07)      NA           1.53
------------------------------------------------------------------------------------------------------------------------
Fairport International Equity Fund         9.46      3.55       0.28     (19.89)   (15.72)      NA          (7.59)
------------------------------------------------------------------------------------------------------------------------
Fairport Growth Fund                       5.48      6.01       3.59     (20.53)   (22.50)   (15.55)         0.43
------------------------------------------------------------------------------------------------------------------------
Fairport Growth & Income Fund              8.48      6.82       3.42     (18.92)   (6.68)     (7.59)         4.66
------------------------------------------------------------------------------------------------------------------------

         FIXED INCOME FUNDS
Fairport Government Securities Fund        0.28      1.54       1.14      9.91      9.30       6.68          5.79
------------------------------------------------------------------------------------------------------------------------

      MARKET BENCHMARK INDICES
Russell 2000 Growth Index                  9.46      8.16       5.22     (23.52)   (19.29)      NA         (10.45)
MSCI EAFE Index                            9.38      4.13      (0.28)    (18.15)   (16.95)      NA         (10.46)
Russell 1000 Growth Index                  7.39      8.89       6.25     (14.37)   (22.60)    (5.64)         7.75
Russell 1000 Value Index                   8.80      6.08       3.51     (13.02)    (3.83)    (0.49)        10.03
Lehman Government Index                    0.46      1.79       1.54      11.28     10.07      7.68          7.06
Lehman Intermediate Government Index       0.28      1.43       1.21       9.22      9.19      7.17          6.63



     * Inception Date for the Fairport Emerging Growth Fund and the Fairport International Equity Fund is 7/1/99. Inception Date for the Fairport Growth Fund, Fairport Growth & Income Fund and Fairport Government Securities Fund is 7/1/93. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. NA=Not applicable or available for comparison period.

     UNLIKE OUR FUNDS, THE INDICES DO NOT REFLECT FEES AND EXPENSES and are unmanaged indicators of financial performance; as such, they are not sold as investments. The Russell 2000 Growth Index measures performance of those companies within the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an unmanaged indicator of developed international equity markets. The Russell 1000 Growth Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index, with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index, with lower price-to-book ratios and lower forecasted growth values. The Lehman Government Index consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $150 million. The Lehman Intermediate Government Index is the intermediate component of the Lehman Government Index and has been added as an additional index for the Government Securities Fund.

Fairport Emerging Growth Fund
Schedule of Investments
April 30, 2003 (Unaudited)

Common Stocks - 92.85%                                                                Shares                 Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products - 1.12%
Cabot Microelectronics Corp. (a)                                                      1,900            $     82,118
                                                                                                       --------------

Abrasive, Asbestos & Misc Nonmetallic Mineral Prods - 0.92%
Carbo Ceramics Inc                                                                    1,800                  67,716
                                                                                                       --------------
Arrangement Of Transportation Of Freight & Cargo - 2.00%
C H Robinson Worldwide, Inc.                                                          2,000                  73,580
Expeditors International Of Washington, Inc.                                          2,000                  72,718
                                                                                                       --------------
                                                                                                            146,298
                                                                                                       --------------
Beverages - 1.12%
Sensient Technologies Corp.                                                           3,700                  81,770
                                                                                                       --------------
Broadwoven Fabric Mils, Man Made Fiber & Silk - 1.23%
Albany International Corp.                                                            3,800                  90,212
                                                                                                       --------------
Computer Communication Equipment - 0.56%
Foundry Networks, Inc. (a)                                                            3,800                  41,344
                                                                                                       --------------
Computer Storage Devices - 1.27%
Western Digital Corp. (a)                                                            10,000                  93,300
                                                                                                       --------------
Crude Petroleum & Natural Gas - 1.92%
Patina Oil & Gas Corp.                                                                1,900                  65,607
Pogo Producing Co.                                                                    1,900                  75,240
                                                                                                       --------------
                                                                                                            140,847
                                                                                                       --------------
Electromedical & Electrotherapeutic Apparatus - 5.48%
Endocare, Inc. (a)                                                                   10,000                  39,500
Thoratec Corp. (a)                                                                    6,000                  82,500
Varian Medical Systems, Inc. (a)                                                      4,000                 215,440
Zoll Medical Corp. (a)                                                                2,000                  64,600
                                                                                                       --------------
                                                                                                            402,040
                                                                                                       --------------
Electronic Components & Accessories - 0.82%
Silicon Image, Inc. (a)                                                              10,000                  59,800
                                                                                                       --------------
Electronic Computers - 1.03%
Cray Inc. (a)                                                                        10,000                  75,500
                                                                                                       --------------
In Vitro & In Vivo Diagnostic Substances - 0.95%
Immucor Inc. (a)                                                                      3,400                  69,802
                                                                                                       --------------

Fairport Emerging Growth Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 92.85% - continued                                                    Shares                 Value

Industrial Instruments for Measurement, Display, and Control - 0.40%
Cognex Corp. (a)                                                                      1,300            $     28,457
                                                                                                       --------------
Insurance Agents Brokers & Services - 3.75%
Brown & Brown, Inc.                                                                   5,200                 186,004
Hilb, Rogal,Hamilton Co.                                                              2,500                  88,875
                                                                                                       --------------
                                                                                                            274,879
                                                                                                       --------------
Investment Advice - 1.63%
Eaton Vance Corp.                                                                     4,000                 119,200
                                                                                                       --------------
Leather & Leather Products - 2.97%
Coach, Inc. (a)                                                                       5,000                 217,550
                                                                                                       --------------
Measuring & Controlling Devices - 1.21%
Trimble Navigation Ltd.   (a)                                                         3,500                  88,375
                                                                                                       --------------
Miscellaneous Food Preparations & Kindred Products - 1.80%
American Italian Pasta Co. - Class A (a)                                              3,000                 132,300
                                                                                                       --------------
Mortgage Bankers & Loan Correspondents - 2.73%
Doral Financial Corp.                                                                 5,000                 200,050
                                                                                                       --------------
Motor Vehicle Parts & Accessories - 0.88%
American Axle & Manufacturing Holdings, Inc. (a)                                      2,600                  64,792
                                                                                                       --------------
Ophthalmic Goods - 1.71%
Cooper Companies Inc.                                                                 4,500                 125,550
                                                                                                       --------------
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 5.41%
Respironics, Inc. (a)                                                                 5,000                 192,100
STERIS Corp. (a)                                                                      9,000                 204,300
                                                                                                       --------------
                                                                                                            396,400
                                                                                                       --------------
Pharmaceutical Preparations - 2.09%
Chattem, Inc. (a)                                                                     3,600                  49,212
NBTY Inc. (a)                                                                         6,700                 103,850
                                                                                                       --------------
                                                                                                            153,062
                                                                                                       --------------
Photographic Equipment & Supplies - 1.12%
Avid Technology Inc. (a)                                                              3,000                  82,410
                                                                                                       --------------
Refuse Systems - 2.29%
Waste Connections, Inc. (a)                                                           5,000                 168,200
                                                                                                       ---------------

Fairport Emerging Growth Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 92.85% - continued                                                    Shares                 Value

Retail - Apparel & Accessory Stores - 1.87%
Pacific Sunware of California, Inc. (a)                                               6,000            $    136,980
                                                                                                       --------------
Retail - Building Materials, Hardware, Garden Supply - 1.04%
Tractor Supply Co. (a)                                                                1,800                  76,230
                                                                                                       --------------
Retail - Eating Places - 7.56%
Applebee's International, Inc.                                                        7,425                 203,445
Cheesecake Factory, Inc. (a)                                                          5,000                 157,950
P F Changs China Bistro, Inc. (a)                                                     3,000                 125,700
Ruby Tuesday, Inc.                                                                    3,400                  66,980
                                                                                                       --------------
                                                                                                            554,075
                                                                                                       --------------
Retail - Hobby, Toy & Game Shops - 1.49%
Michaels Stores, Inc. (a)                                                             3,500                 109,340
                                                                                                       --------------
Retail - Women's Clothing Stores - 4.11%
Chico's Fashions, Inc. (a)                                                           10,000                 243,400
Mothers Work, Inc. (a)                                                                2,300                  57,707
                                                                                                       --------------
                                                                                                            301,107
                                                                                                       --------------
Semiconductors & Related Devices - 3.39%
Applied Films Corp. (a)                                                               2,000                  43,500
Monolithic System Technology Inc. (a)                                                 7,500                  45,000
OSI Systems, Inc. (a)                                                                 6,100                  92,293
Power Integrations, Inc. (a)                                                          2,000                  44,264
RF Micro Devices, Inc.  (a)                                                           5,000                  23,750
                                                                                                       --------------
                                                                                                            248,807
                                                                                                       --------------
Services - Computer Integrated Systems Design - 3.12%
Cerner Corp. (a)                                                                      1,500                  29,970
Packeteer, Inc. (a)                                                                   3,600                  47,088
Quality Sys, Inc. (a)                                                                 5,000                 151,850
                                                                                                       --------------
                                                                                                            228,908
                                                                                                       --------------
Services - Computer Processing & Data Preparation - 0.92%
Verity, Inc. (a)                                                                      4,100                  67,773
                                                                                                       --------------
Services - Computer Programming Services - 1.58%
EPIQ Systems, Inc.  (a)                                                               5,600                 115,640
                                                                                                       --------------
Services - Detective, Guard & Armored Car Services - 1.07%
Kroll, Inc. (a)                                                                       3,500                  78,050
                                                                                                       --------------

Fairport Emerging Growth Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 92.85% - continued                                                    Shares                 Value

Services - Educational Services - 4.12%
Corinthian Colleges, Inc. (a)                                                         5,000            $    228,950
Education Management Corporation (a)                                                  1,500                  73,230
                                                                                                       --------------
                                                                                                            302,180
                                                                                                       --------------
Services - Management Consulting Services - 1.85%
FTI Consulting, Inc. (a)                                                              3,000                 135,750
                                                                                                       --------------
Services - Nursing & Personal Care Facilities - 1.06%
Odyssey Healthcare, Inc. (a)                                                          3,000                  77,520
                                                                                                       --------------
Services - Personal Services - 1.35%
Regis Corp.                                                                           3,500                  99,155
                                                                                                       --------------
Services - Prepackaged Software - 2.57%
Hyperion Solutions Corp. (a)                                                          5,000                 141,400
Serena Software, Inc. (a)                                                             3,000                  47,280
                                                                                                       --------------
                                                                                                            188,680
                                                                                                       --------------
Services - Racing, Including Track Operation - 2.41%
International Speedway Corp. (a)                                                      3,000                 117,930
Penn National Gaming, Inc. (a)                                                        3,000                  58,590
                                                                                                       --------------
                                                                                                            176,520
                                                                                                       --------------
Services - Specialty Outpatient Facilities - 1.09%
Caremark RX, Inc. (a)                                                                 4,000                  79,640
                                                                                                       --------------
Services - Specialty Outpatient Facilities, NEC - 0.63%
Hanger Orthopedic Group, Inc. (a)                                                     4,500                  46,395
                                                                                                       --------------
Services - Testing Laboratories - 0.36%
Aaipharma, Inc. (a)                                                                   2,350                  26,555
                                                                                                       --------------
Telegraph & Other Message Communications - 2.42%
J2 Global Communications Inc (a)                                                      6,000                 177,180
                                                                                                       --------------
Telephone & Telegraph Apparatus - 0.67%
Inter-Tel, Inc.                                                                       3,000                  49,350
                                                                                                       --------------
Trucking (No Local) - 0.91%
Roadway Corp                                                                          1,800                  66,708
                                                                                                       --------------
Wholesale - Computers & Peripheral Equipment & Software - 0.35%
Scansource, Inc. (a)                                                                  1,300                  25,883
                                                                                                       --------------

Fairport Emerging Growth Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 92.85% - continued                                                    Shares                 Value

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 0.50%
Priority Healthcare Corp. - Class B (a)                                               1,600            $     36,480
                                                                                                       --------------

TOTAL COMMON STOCKS (Cost $6,096,848)                                                                  $  6,806,878
                                                                                                       --------------
Money Market Securities - 4.70%
First American Government Obligation Fund - Class S, 0.60%, (Cost $60,497) (b)       60,497                  60,497
First American Treasury Obligation Fund - Class S, 0.50%, (Cost $284,000) (b)       284,000                 284,000
                                                                                                       --------------
                                                                                                            344,497
                                                                                                       --------------

TOTAL INVESTMENTS (Cost $6,441,345) - 97.55%                                                           $  7,151,375
                                                                                                       --------------

Other assets less liabilities - 2.45%                                                                       179,566
                                                                                                       --------------

TOTAL NET ASSETS - 100.00%                                                                             $  7,330,941
                                                                                                       ==============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 2003.

Fairport International Equity Fund
Schedule of Investments
April 30, 2003 (Unaudited)

Common Stocks - 99.77%                                                                Shares                    Value

AUSTRALIA - 7.10%
BHP Billiton Ltd. (a)                                                                 15,357               $   171,231
National Australia Bank Ltd. (a)*                                                      2,000                   203,600
The News Corporation Ltd. (a)                                                          5,500                   155,540
                                                                                                           -------------
                                                                                                               530,371
                                                                                                           -------------
CANADA - 8.22%
Alcan, Inc. (a)                                                                        5,800                   170,172
Barrick Gold Corp. (a)                                                                 8,500                   127,075
Canadian Pacific Railway Ltd. (a)                                                      3,200                    74,080
Royal Bank of Canada (a)                                                               3,550                   148,213
Toronto-Dominion Bank (a)                                                              4,000                    94,360
                                                                                                           -------------
                                                                                                               613,900
                                                                                                           -------------
DENMARK - 1.95%
Novo Nordisk (a)                                                                       4,000                   145,200
                                                                                                           -------------
FINLAND - 2.00%
Nokia Corp. (a)                                                                        9,000                   149,130
                                                                                                           -------------
FRANCE - 10.71%
Aventis S.A. (a)                                                                       2,875                   144,727
AXA (a)*                                                                               9,000                   136,710
B N P Paribas S.A. (a)*                                                                6,000                   140,819
Groupe Danone (a)*                                                                     3,500                    98,665
L'oreal S.A. (a)*                                                                      8,000                   114,370
Total Fina Elf S.A. (a)*                                                               2,500                   164,250
                                                                                                           -------------
                                                                                                               799,541
                                                                                                           -------------
GERMANY - 8.51%
Deutsche Bank AG (a)*                                                                  4,000                   206,000
E. ON AG  (a)                                                                          5,000                   229,750
Siemens AG (a)                                                                         4,000                   199,600
                                                                                                           -------------
                                                                                                               635,350
                                                                                                           -------------
HONG KONG - 0.94%
China Mobile Ltd. (a)                                                                  7,000                    70,070
                                                                                                           -------------
ITALY - 2.38%
ENI Oil S.p.A. (a)*                                                                    2,500                   177,625
                                                                                                           -------------
JAPAN - 13.86%
Canon, Inc. (a)                                                                        4,775                   191,525
Hitachi, Ltd. (a)                                                                      2,000                    67,100
Honda Motor Co. Ltd. (a)                                                               9,000                   150,120


Fairport International Equity Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 99.77%                                                                Shares                    Value

JAPAN - 13.86% - continued
Kyocera Corp.  (a)                                                                     2,500               $   122,975
Matsushita Electric Industrial Co., Ltd. (a)                                           8,000                    63,520
Mitsubishi Tokyo Financial Group, Inc (a)                                              15,000                    52,800
Nomura Holdings, Inc. (a)                                                              7,000                    70,280
NTT DoCoMo, Inc. (a)                                                                   5,000                   104,750
Sony Corp. (a)                                                                         4,000                    98,960
Toyota Motor Corp. (a)                                                                 2,500                   113,200
                                                                                                           -------------
                                                                                                             1,035,230
                                                                                                           -------------
MEXICO - 0.85%
Coca-Cola FEMSA, S.A. (a)*                                                             3,000                    63,750
                                                                                                           -------------
NETHERLANDS - 9.13%
AEGON N.V.  (a)*                                                                      10,504                   107,981
Elservier NV (a)                                                                       6,000                   137,400
ING Group N.V. (a)                                                                     7,500                   122,400
Royal Dutch Petroleum Co. (c)                                                          3,900                   159,432
Royal Phillips Electronics (a)                                                         8,296                   154,969
                                                                                                           -------------
                                                                                                               682,182
                                                                                                           -------------
SPAIN - 2.87%
Endesa S.A. (a)                                                                        6,355                    90,559
Telefonica DE Espana, S.A. (a)*                                                        3,713                   123,457
                                                                                                           -------------
                                                                                                               214,016
                                                                                                           -------------
SWEDEN - 1.90%
Volvo (a)                                                                              7,000                   142,170
                                                                                                           -------------
SWITZERLAND - 6.03%
Nestle S.A. (a)                                                                        1,700                    86,645
Novartis AG (a)                                                                        5,000                   197,400
UBS AG (a)                                                                             3,500                   166,075
                                                                                                           -------------
                                                                                                               450,120
                                                                                                           -------------
TAIWAN - 1.12%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)*                                      10,000                    83,700
                                                                                                           -------------
UNITED KINGDOM - 22.20%
Barclays Plc. (a)                                                                      4,000                   112,080
BAT Industries Plc. (a)                                                                4,000                    76,760
BP Amoco Plc. (a)                                                                      5,000                   192,700
Diageo Plc.  (a)                                                                       1,000                    44,510
GlaxoSmithKline Plc. (a)                                                               3,312                   134,202
HSBC Holdings Plc. (a)                                                                 2,000                   109,380

Fairport International Equity Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 99.77%                                                                Shares                    Value

UNITED KINGDOM - 22.20% - continued
Rio Tinto Plc.  (a)                                                                    1,500                $  115,050
Rolls Royce Plc.  (a)                                                                 10,000                    71,500
Royal Bank of Scotland Group Plc.                                                      6,000                   157,360
Signet Group Plc. (a)*                                                                 4,000                   161,000
Smith & Nephew Plc. (a)                                                                1,500                   101,250
Unilever Plc.  (a)                                                                     3,700                   145,299
Vodafone Group Plc.  (a)                                                               8,000                   158,080
WPP Group Plc. (a)*                                                                    2,200                    78,452
                                                                                                           -------------
                                                                                                             1,657,623
                                                                                                           -------------

TOTAL COMMON STOCKS (Cost $8,737,929)                                                                      $ 7,449,978
                                                                                                           -------------
Money Market Securities - 0.08%
First American Treasury Obligation Fund - Class S, 0.50%, (Cost $5,997) (b)            5,997                     5,997
                                                                                                           -------------

TOTAL INVESTMENTS (Cost $8,743,926) - 99.85%                                                               $ 7,455,975
                                                                                                           -------------

Other assets less liabilities - 0.15%                                                                           10,971
                                                                                                           -------------

TOTAL NET ASSETS - 100.00%                                                                                 $ 7,466,946
                                                                                                           =============

* Non-income producing.
(a) American Depository Receipt / American Depository Shares
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 2003.
(c) New York Registry

Fairport International Equity Fund
Diversification of Assets
April 30, 2003 (Unaudited)

                                                                                                              Percentage
 Industry Sector                                                                                            of Net Assets
    Advertising                                                                                                 1.05%
    Aerospace                                                                                                   0.96%
    Auto Manufacturer                                                                                           5.43%
    Banks                                                                                                       18.62%
    Communications                                                                                              1.40%
    Conglomerates                                                                                               2.67%
    Electronics                                                                                                 9.37%
    Food & Beverages                                                                                            3.93%
    Household Products                                                                                          3.48%
    Insurance                                                                                                   4.92%
    Jewelry                                                                                                     2.16%
    Machinery & Metal Processing                                                                                1.70%
    Media                                                                                                       3.92%
    Minerals                                                                                                    3.83%
    Mining and Metals                                                                                           2.28%
    Mutual Funds (Money Market)                                                                                 0.08%
    Oil & Natural Gas                                                                                           9.29%
    Other Consumer Goods & Services                                                                             1.03%
    Pharmaceutical                                                                                              8.32%
    Security Services                                                                                           0.94%
    Semiconductors                                                                                              1.12%
    Surgical & Medical Instruments                                                                              1.36%
    Telecommunications                                                                                          6.71%
    Transport Equipment                                                                                         0.99%
    Utilities                                                                                                   4.29%
                                                                                                           -----------------
 Total                                                                                                          99.85%
 Other assets less liabilities                                                                                  0.15%
                                                                                                           -----------------
 Grand Total                                                                                                   100.00%
                                                                                                           =================

Fairport Growth Fund
Schedule of Investments
April 30, 2003 (Unaudited)

Common Stocks - 96.82%                                                                Shares                    Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products - 0.65%
Cabot Microelectronics Corp. (a)                                                       1,600               $    69,152
                                                                                                           -------------
Advertising - 3.36%
Omnicom Group, Inc.                                                                    5,800                   359,020
                                                                                                           -------------
Beverages - 2.36%
Coca-Cola Co.                                                                          2,500                   101,000
PepsiCo, Inc.                                                                          3,500                   151,480
                                                                                                           -------------
                                                                                                               252,480
                                                                                                           -------------
Communication Equipment - 1.02%
UTStarcom, Inc. (a)                                                                    5,000                   108,855
                                                                                                           -------------
Computer Communication Equipment - 0.70%
Cisco Systems, Inc. (a)                                                                5,000                    75,200
                                                                                                           -------------
Computer Storage Devices - 0.43%
EMC Corp. (a)                                                                          5,000                    45,450
                                                                                                           -------------
Computers & Office Equipment - 4.11%
Hewlett-Packard Co.                                                                   11,300                   184,190
International Business Machines Corp.                                                  3,000                   254,700
                                                                                                           -------------
                                                                                                               438,890
                                                                                                           -------------
Crude Petroleum & Natural Gas -1.98%
Anadarko Petroleum, Inc.                                                               2,200                    97,680
Apache Corp.                                                                           1,995                   114,214
                                                                                                           -------------
                                                                                                               211,894
                                                                                                           -------------
Electronic & Other Electrical Equipment (No Computer Equipment) - 4.67%
General Electric Co.                                                                  17,000                   500,650
                                                                                                           -------------
Electronic Computers - 1.35%
Dell Computer Corp. (a)                                                                5,000                   144,550
                                                                                                           -------------
Federal & Federally - Sponsored Credit Agencies - 2.03%
Fannie Mae                                                                             3,000                   217,170
                                                                                                           -------------
Finance Services - 2.24%
American Express Co.                                                                   3,000                   113,580
First Data Corp.                                                                       3,200                   125,536
                                                                                                           -------------
                                                                                                               239,116
                                                                                                           -------------

Fairport Growth Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 96.82% - continued                                                    Shares                     Value

Fire, Marine & Casualty Insurance - 1.52%
American International Group, Inc.                                                     2,800               $    162,260
                                                                                                           --------------
Hospital & Medical Service Plans - 2.16%
UnitedHealth Group, Inc.                                                               2,500                    230,325
                                                                                                           --------------
Leather & Leather Products - 2.04%
Coach, Inc. (a)                                                                        5,000                    217,550
                                                                                                           --------------
Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.01%
Cintas Corp.                                                                           3,000                    107,700
                                                                                                           --------------
National Commercial Banks - 3.35%
Citigroup, Inc.                                                                        3,833                    150,445
MBNA Corp.                                                                            11,000                    207,900
                                                                                                           --------------
                                                                                                                358,345
                                                                                                           --------------
Perfumes, Cosmetics & Other Toilet Preparations - 1.61%
Colgate-Palmolive Co.                                                                  3,000                    171,510
                                                                                                           --------------
Pharmaceutical Preparations - 11.35%
Alcon Inc (a)                                                                          3,800                    167,390
Forest Labs, Inc. (a)                                                                  5,200                    268,944
Johnson & Johnson                                                                      6,000                    338,160
Pfizer, Inc.                                                                          10,000                    307,500
Watson Pharmaceuticals, Inc. (a)                                                       4,500                    130,815
                                                                                                           --------------
                                                                                                              1,212,809
                                                                                                           --------------
Radio & Tv Broadcasting & Communications Equipment - 1.08%
L 3 Communications Holdings, Inc. (a)                                                  2,600                    115,440
                                                                                                           --------------
Retail - Department Stores - 2.39%
Kohl's Corp. (a)                                                                       4,500                    255,600
                                                                                                           --------------
Retail - Eating Places - 2.36%
Darden Restaurants, Inc.                                                               8,300                    145,333
Outback Steakhouse, Inc.                                                               3,000                    107,220
                                                                                                           --------------
                                                                                                                252,553
                                                                                                           --------------
Retail - Hobby, Toy & Game Shops - 0.59%
Michaels Stores, Inc. (a)                                                              2,000                     62,480
                                                                                                           --------------
Retail - Home Furniture, Furnishings & Equipment Stores - 1.85%
Bed Bath & Beyond, Inc. (a)                                                            5,000                    197,550
                                                                                                           --------------

Fairport Growth Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 96.82% - continued                                                    Shares                     Value

Retail - Lumber & Other Building Materials Dealers - 3.94%
Lowe's Companies, Inc.                                                                 9,600               $    421,344
                                                                                                           --------------
Retail - Radio TV & Consumer Electronics Stores - 1.62%
Best Buy Co., Inc. (a)                                                                 5,000                    172,900
                                                                                                           --------------
Retail - Retail Stores - 0.99%
PETsMART, Inc. (a)                                                                     7,000                    105,910
                                                                                                           --------------
Retail - Women's Clothing Stores - 1.14%
Chico's Fashions, Inc. (a)                                                             5,000                    121,700
                                                                                                           --------------
Semiconductors & Related Devices - 5.60%
Analog Devices, Inc. (a)                                                               2,400                     79,488
Intersil Holding Corp. (a)                                                             7,000                    129,500
International Rectifier Corp. (a)                                                      9,000                    203,580
Microchip Technology, Inc.                                                             5,000                    103,950
Qlogic Corp. (a)                                                                       1,200                     52,788
RF Micro Devices, Inc.  (a)                                                            6,000                     28,500
                                                                                                           --------------
                                                                                                                597,806
                                                                                                           --------------
Services - Computer Integrated Systems Design - 2.79%
Cerner Corp. (a)                                                                       5,000                     99,900
Computer Sciences Corp.  (a)                                                           6,000                    197,700
                                                                                                           --------------
                                                                                                                297,600
                                                                                                           --------------
Services - Computer Processing & Data Preparation - 0.86%
DST Systems, Inc. (a)                                                                  3,000                     92,100
                                                                                                           --------------
Services - Educational Services - 1.93%
Apollo Group, Inc. - Class A (a)                                                       2,700                    146,337
Career Education Corp. (a)                                                             1,000                     60,130
                                                                                                           --------------
                                                                                                                206,467
                                                                                                           --------------
Services - Medical Laboratories - 1.96%
Laboratory Corp. of America Holdings (a)                                               7,100                    209,166
                                                                                                           --------------
Services - Personal Services - 1.59%
H & R Block, Inc.                                                                      4,400                    169,928
                                                                                                           --------------
Services - Pharmacy Services - 2.76%
Express Scripts, Inc. (a)                                                              5,000                    294,800
                                                                                                           --------------
Services - Prepackaged Software - 0.96%
Microsoft Corp.                                                                        4,000                    102,280
                                                                                                           --------------

Fairport Growth Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 96.82% - continued                                                    Shares                     Value

Services - Specialty Outpatient Facilities - 1.30%
Caremark RX, Inc. (a)                                                                  7,000               $    139,370
                                                                                                           --------------
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.78%
Procter & Gamble, Inc.                                                                 3,300                    296,505
                                                                                                           --------------
Surgical & Medical Instruments & Apparatus - 5.25%
Baxter International, Inc.                                                             7,800                    179,400
Boston Scientific Corp. (a)                                                            2,800                    120,540
Stryker Corp.                                                                          3,900                    261,339
                                                                                                           --------------
                                                                                                                561,279
                                                                                                           --------------
Transportation Services - 1.73%
Expedia, Inc. - Class A (a)                                                            3,200                    184,928
                                                                                                           --------------
Wholesale - Drugs Proprietaries & Druggists' Sundries - 2.07%
Cardinal Health, Inc.                                                                  4,000                    221,120
                                                                                                           --------------
Women's, Misses', and Juniors Outerwear - 1.34%
Jones Apparel Group, Inc. (a)                                                          5,000                    142,600
                                                                                                           --------------

TOTAL COMMON STOCKS (Cost $11,454,644)                                                                     $ 10,344,352
                                                                                                           --------------
Money Market Securities - 3.75%
First American Treasury Obligation Fund - Class S, 0.50%, (Cost $400,849) (b)        400,849                    400,849
                                                                                                           --------------

TOTAL INVESTMENTS (Cost $11,855,493) - 100.57%                                                             $ 10,745,201
                                                                                                           --------------

Liabilities in excess of other assets - (0.57%)                                                                 (61,307)
                                                                                                           --------------

TOTAL NET ASSETS - 100.00%                                                                                 $ 10,683,894
                                                                                                           ==============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 2003.

Fairport Growth and Income Fund
Schedule of Investments
April 30, 2003 (Unaudited)

Common Stocks - 98.11%                                                                Shares                     Value

Beverages - 2.27%
PepsiCo, Inc.                                                                          6,000             $      259,680
                                                                                                         ----------------
Computers & Office Equipment - 3.56%
Hewlett-Packard Co.                                                                   12,000                    195,600
International Business Machines Corp.                                                  2,500                    212,250
                                                                                                         ----------------
                                                                                                                 407,850
                                                                                                         ----------------
Construction, Mining & Materials Handling Machinery & Equip. - 1.88%
Dover Corp.                                                                            7,500                    215,550
                                                                                                         ----------------
Converted Paper & Paperboard Products (No Containers/Boxes) - 1.65%
3M Co.                                                                                 1,500                    189,060
                                                                                                         ----------------
Crude Petroleum & Natural Gas - 2.23%
Apache Corp.                                                                           4,462                    255,450
                                                                                                         ----------------
Diversified - 0.93%
Honeywell International, Inc.                                                          4,500                    106,200
                                                                                                         ----------------
Dolls & Stuffed Toys - 2.85%
Mattel, Inc.                                                                          15,000                    326,100
                                                                                                         ----------------
Electronic Connectors - .96%
Tyco International Ltd..                                                               7,000                    109,200
                                                                                                         ----------------
Electronic Instruments - 1.77%
Emerson Electric Co.                                                                   4,000                    202,800
                                                                                                         ----------------
Federal & Federally - Sponsored Credit Agencies - 1.90%
Fannie Mae                                                                             3,000                    217,170
                                                                                                         ----------------
Finance Services - 3.20%
American Express Co.                                                                   4,500                    170,370
First Data Corp.                                                                       5,000                    196,150
                                                                                                         ----------------
                                                                                                                 366,520
                                                                                                         ----------------
Fire, Marine & Casualty Insurance - 1.52%
American International Group, Inc.                                                     3,000                    173,850
                                                                                                         ----------------
General Industrial Machinery & Equipment - 1.96%
Illinois Tool Works, Inc.                                                              3,500                    223,930
                                                                                                         ----------------
Heating Equip, Except Elec & Warm Air & Plumbing Fixtures - 2.75%
Fortune Brands, Inc.                                                                   6,500                    314,600
                                                                                                         ----------------

Fairport Growth and Income Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 98.11% - continued                                                    Shares                     Value

Industrial Inorganic Chemicals - 0.46%
Om Group, Inc. (a)                                                                     4,500             $       52,470
                                                                                                         ----------------
Insurance Agents Brokers & Services - 2.08%
Marsh & McLennan Companies, Inc.                                                       5,000                    238,400
                                                                                                         ----------------
Lumber & Wood Products (No Furniture) - 1.52%
Weyerhaeuser Co.                                                                       3,500                    173,565
                                                                                                         ----------------
National Commercial Banks - 9.20%
Citigroup, Inc.                                                                        6,500                    255,125
Mellon Financial Corp.                                                                11,000                    290,950
U.S. Bancorp                                                                          12,000                    265,800
Wells Fargo & Co.                                                                      5,000                    241,300
                                                                                                         ----------------
                                                                                                              1,053,175
                                                                                                         ----------------
Newspapers: Publishing or Publishing & Printing - 2.65%
Gannett Co., Inc.                                                                      4,000                    302,880
                                                                                                         ----------------
Operative Builders - 1.44%
Centex Corp.                                                                           2,500                    165,050
                                                                                                         ----------------
Paper Mills - 1.30%
Kimberly-Clark Corp.                                                                   3,000                    149,310
                                                                                                         ----------------
Perfumes, Cosmetics & Other Toilet Preparations - 2.03%
Avon Products, Inc.                                                                    4,000                    232,680
                                                                                                         ----------------
Personal Credit Institutions - 2.20%
Capital One Financial Corp.                                                            6,000                    251,220
                                                                                                         ----------------
Petroleum Refining - 2.30%
ChevronTexaco Corp.                                                                    2,500                    157,025
Exxon Corp.                                                                            3,000                    105,600
                                                                                                         ----------------
                                                                                                                262,625
                                                                                                         ----------------
Pharmaceutical Preparations - 3.56%
Johnson & Johnson                                                                      4,500                    253,620
Pfizer, Inc.                                                                           5,000                    153,750
                                                                                                         ----------------
                                                                                                                407,370
                                                                                                         ----------------
Plastic Mail, Synth Resin/Rubber, Cellulos (No Glass) - 1.86%
DuPont (EI) de NeMours & Co.                                                           5,000                    212,650
                                                                                                         ----------------

Fairport Growth and Income Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 98.11% - continued                                                    Shares                     Value

Primary Production of Aluminum - 2.00%
Alcoa, Inc.                                                                           10,000             $      229,300
                                                                                                         ----------------
Radiotelephone Communications - 2.56%
Dominion Resouces, Inc.                                                                5,000                    295,900
                                                                                                         ----------------
Railroads, Line-Haul Operating - 2.60%
Union Pacific Corp.                                                                    5,000                    297,600
                                                                                                         ----------------
Real Estate Investment Trusts - 1.02%
Equity Office Properties Trust                                                         4,500                    116,865
                                                                                                         ----------------
Refuse Systems - 1.33%
Waste Management, Inc. (a)                                                             7,000                    152,040
                                                                                                         ----------------
Retail - Eating Places - 1.76%
Darden Restaurants, Inc.                                                              11,500                    201,365
                                                                                                         ----------------
Retail - Lumber & Other Building Materials Dealers - 3.07%
Lowe's Companies, Inc.                                                                 8,000                    351,120
                                                                                                         ----------------
Retail - Radio TV & Consumer Electronics Stores - 1.51%
Best Buy Co., Inc. (a)                                                                 5,000                    172,900
                                                                                                         ----------------
Retail - Variety Stores - 3.21%
Target Corp.                                                                          11,000                    367,840
                                                                                                         ----------------
Search, Detection, Navigation, Guidance, Aeronautical Sys. - 1.83%
Raytheon Co.                                                                           7,000                    209,510
                                                                                                         ----------------
Semiconductors & Related Devices - 0.99%
International Rectifier Corp. (a)                                                      5,000                    113,100
                                                                                                         ----------------
Services - Computer Processing & Data Preparation - 2.28%
DST Systems, Inc. (a)                                                                  8,500                    260,950
                                                                                                         ----------------
Services - Personal Services - 1.69%
H & R Block, Inc.                                                                      5,000                    193,100
                                                                                                         ----------------
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.14%
Procter & Gamble, Inc.                                                                 4,000                    359,400
                                                                                                         ----------------
State Commercial Bank - 2.54%
Bank of New York, Inc.                                                                11,000                    290,950
                                                                                                         ----------------

Fairport Growth and Income Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

Common Stocks - 98.11% - continued                                                    Shares                     Value

Surgical & Medical Instruments & Apparatus - 2.31%
Baxter International, Inc.                                                             4,000             $       92,000
Teleflex, Inc.                                                                         4,500                    172,755
                                                                                                         ----------------
                                                                                                                264,755
                                                                                                         ----------------
Wholesale - Paper & Paper Products - 1.40%
Boise Cascade Corp.                                                                    7,000                    160,790
                                                                                                         ----------------
Women's, Misses', and Juniors Outerwear - 2.84%
Liz Claiborne, Inc.                                                                   10,000                    325,300
                                                                                                         ----------------

TOTAL COMMON STOCKS (Cost $11,540,667)                                                                       11,232,140
                                                                                                         ----------------
Money Market Securities - 2.34%
First American Treasury Obligation Fund - Class S, 0.50%, (Cost $268,159) (b)        268,159             $      268,159
                                                                                                         ----------------

TOTAL INVESTMENTS (Cost $11,808,826) - 100.45%                                                           $   11,500,299
                                                                                                         ----------------

Liabilities in excess of other assets - (0.45%)                                                                 (51,560)
                                                                                                         ----------------

TOTAL NET ASSETS - 100.0%                                                                                $   11,448,739
                                                                                                         ================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 2003.

Fairport Government Securities Fund
Schedule of Investments
April 30, 2003 (Unaudited)

                                                                                  Principal
                                                                                   Amount                             Value
FIXED INCOME SECURITIES - 95.93%
Corporate Bonds - 14.19%
Business Credit Institutions - 1.98%
Private Export Funding Corp., 5.75%, 01/15/08                                     1,000,000                      $  1,124,403
                                                                                                                 --------------
Computer & Office Equipment - 1.49%
Dell Computer Corp., 6.55%, 04/15/2008                                              500,000                           570,015
Hewlett Packard Co., 7.15%, 06/15/05                                                250,000                           275,338
                                                                                                                 --------------
                                                                                                                      845,353
                                                                                                                 --------------
Finance Services - 2.92%
Donaldson, Lufkin & Jenrette, 6.875%, 11/01/05                                    1,000,000                         1,096,872
Morgan Stanley Dean Witter & Co., 7.75%, 06/15/05                                   500,000                           558,937
                                                                                                                 --------------
                                                                                                                    1,655,809
                                                                                                                 --------------
Household Furniture - 1.91%
Leggett & Platt, Inc., 7.65%, 02/15/05                                            1,000,000                         1,081,265
                                                                                                                 --------------
Industrial Instruments for Measurement, Display & Control - 0.49%
Emerson Electric, 7.875%, 06/01/05                                                  250,000                           279,688
                                                                                                                 --------------
Motor Vehicles & Passenger Car Bodies - 1.96%
DaimlerChrysler AG, 7.25%, 01/18/06                                               1,000,000                         1,108,375
                                                                                                                 --------------
Personal Credit Institutions - 1.96%
General Electric Capital Corp., 7.50%, 05/15/05                                   1,000,000                         1,113,046
                                                                                                                 --------------
Security Brokers, Dealers & Flotation Companies - 0.99%
Goldman Sachs Group, Inc., 7.625%, 08/17/05                                         500,000                           560,024
                                                                                                                 --------------
Short-Term Business Credit Institutions - 0.49%
Caterpillar Financial Services Corp., 5.950%, 05/01/06                              250,000                           274,946
                                                                                                                 --------------
TOTAL CORPORATE BONDS                                                                                            $  8,042,909
                                                                                                                 --------------
U.S. Government Agency Obligations -  9.54%
Federal Farm Credit Bank - 3.71%
4.860%, 01/02/2013                                                                2,000,000                         2,103,272
                                                                                                                 --------------
Federal Home Loan Mortgage Corp - 3.89%
5.125%, 10/15/08                                                                  1,000,000                         1,097,841
5.500%, 09/15/11                                                                  1,000,000                         1,105,736
                                                                                                                 --------------
                                                                                                                    2,203,577
                                                                                                                 --------------

Fairport Government Securities Fund
Schedule of Investments - continued
April 30, 2003 (Unaudited)

                                                                                  Principal
                                                                                   Amount                             Value
U.S. Government Agency Obligations - 9.54% (continued)
Federal National Mortgage Association - 1.94%
5.25%, 01/15/09                                                                   1,000,000                      $  1,101,276
                                                                                                                 --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                         $  5,408,125
                                                                                                                 --------------
U.S. Government Obligations - 72.20%
U.S. Treasury Bonds - 3.85%
5.375%, 02/15/31                                                                  2,000,000                         2,182,970
                                                                                                                 --------------
U.S. Treasury Notes - 68.35%
3.875%, 02/15/2013                                                                3,000,000                         3,004,923
4.375%, 08/15/2012                                                                1,000,000                         1,044,415
5.000%, 08/15/2011                                                                4,000,000                         4,381,252
5.000%, 02/15/2011                                                                2,000,000                         2,194,688
6.500%, 05/152005                                                                 3,000,000                         3,300,588
6.500%, 08/15/2005                                                                4,000,000                         4,439,688
6.500%, 10/15/2006                                                                3,500,000                         3,997,931
6.625%, 05/15/2007                                                                4,500,000                         5,217,894
6.750%, 05/15/2005                                                                7,000,000                         7,735,007
6.875%, 05/15/2006                                                                3,000,000                         3,428,790
                                                                                                                 --------------
                                                                                                                   38,745,176
                                                                                                                 --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                                $ 40,928,146
                                                                                                                 --------------
TOTAL FIXED INCOME SECURITIES (Cost $49,486,722)
Short-Term Investments - 2.67%
Federal Home Loan Bank Discount Note, 0.000%, 05/01/2003                          1,514,000                         1,514,000
                                                                                                                 --------------
TOTAL INVESTMENTS - 98.60%  (Cost $51,000,722)                                                                   $ 55,893,180
                                                                                                                 --------------
Cash and other assets less liabilities - 1.40%                                                                        796,147
                                                                                                                 --------------
TOTAL NET ASSETS - 100.00%                                                                                       $ 56,689,327
                                                                                                                 ==============

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S            STATEMENT  OF  ASSETS  AND  LIABILITIES
--------------------------------------------------------------------------------
                                                                 Arpil 30, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                            Fairport       Fairport          Fairport           Fairport           Fairport
                                            Emerging     International        Growth            Growth &          Government
                                          Growth Fund     Equity Fund          Fund            Income Fund      Securities Fund
---------------------------------------------------------------------------------------------------------------------------------

Assets
Investments in securities at value
  (cost $6,441,345, 8,743,926
  11,855,493, 11,808,826,
  51,000,722 respectively)                  $ 7,151,375    $ 7,455,975    $ 10,745,201       $ 11,500,299       $ 55,893,180
Cash                                             -              -               -                  -                     305
Dividends and Interest receivable                   631         30,543           4,456             13,799            957,304
Receivable for securities sold                  113,098         18,939          -                  -                  -
Receivable for capital stock sold                98,301          1,318           1,778             17,692              1,528
Unrealized currency depreciation                 -                 (16)         -                  -                  -
Other Assets                                     -              17,271          -                  -                  -
                                            ------------- -------------   --------------     --------------     --------------
     Total assets                             7,363,405      7,524,030      10,751,435         11,531,790         56,852,317
                                            ------------- -------------   --------------     --------------     --------------

Liabilities
Accrued advisory fees                             2,246          2,684             837              5,615             11,692
Payable for capital stock redeemed                5,657         10,339          29,524             51,007             40,161
Accrued expenses                                 24,561         32,871          37,180             26,429            111,137
Payable for securities purchased                 -              11,190          -                  -                  -
                                            ------------- --------------  --------------     --------------     --------------
     Total liabilities                           32,464         57,084          67,541             83,051            162,990
                                            ------------- --------------  --------------     --------------     --------------

Net Assets:
 Applicable to 712,178, 1,023,745
   1,681,331, 1,261,322,
   5,452,185 shares outstanding
    respectively                            $ 7,330,941   $ 7,466,946     $ 10,683,894       $ 11,448,739       $ 56,689,327
                                            ============= ==============  ==============     ==============     ==============


Net Assets consist of:
Paid in capital                              22,986,231    14,247,004       21,399,577         14,467,407         52,005,572
Accumulated net investment
  income (loss)                                 (58,547)        4,775          (50,367)             4,815             (2,165)
Accumulated net realized gain
  (loss) on investments                     (16,306,773)   (5,496,866)      (9,555,024)        (2,714,956)          (206,538)
Net unrealized depreciation
  on currency                                   -                 (16)          -                  -                  -
Net unrealized appreciation
  (depreciation) on
  investments                                   710,030    (1,287,951)      (1,110,292)          (308,527)         4,892,458
                                         --------------- --------------   --------------     --------------     --------------

                                         $    7,330,941  $  7,466,946     $  10,683,894      $  11,448,739      $  56,689,327
                                         =============== ==============   ==============     ==============     ==============


Net asset value, offering
  price per share                        $        10.29  $       7.29     $        6.35      $        9.08      $       10.40
                                         =============== ==============   ==============     ==============     ==============

Redemption price per share (a)           $        10.19  $       7.22     $        6.29      $         8.99     $       10.30
                                         =============== ==============   ==============     ===============    ==============

(a) The redemption price per share reflects a redemption fee of 1.00% on shares redeemed within 30 days of purchase.

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                            For the Period Ended Arpil 30, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                            Fairport       Fairport          Fairport           Fairport           Fairport
                                            Emerging     International        Growth            Growth &          Government
                                          Growth Fund     Equity Fund          Fund            Income Fund      Securities Fund
---------------------------------------------------------------------------------------------------------------------------------

Investment Income:
Dividend income                          $    7,973      $   80,942      $    40,770        $    100,295       $       -
Interest income                               1,051             102            1,029                 592           1,660,834
                                         --------------- --------------  ------------------ ------------------ ------------------
  Total investment income                     9,024          81,044           41,799             100,887           1,660,834
                                         --------------- --------------  ------------------ ------------------ ------------------

Expenses:
Investment advisor fee (Note 3)              25,966          29,228           39,541              41,239              75,032
Distribution fee (Note 3)                     7,841           8,632           11,847              12,357              67,482
Administration expenses                       7,265           7,107            7,248               7,291              21,450
Auditing expenses                             1,449           1,766            2,761               1,823               8,772
Custodian expenses                            4,234           4,717            5,671               4,239              14,257
Fund accounting expenses                      8,722           8,485            8,648               8,745              12,247
Insurance expenses                              599             641            1,129                 716               3,317
Legal expenses                                3,131           3,769            5,721               3,867              18,855
Trustee expenses                              1,394           1,943            2,628               1,941               9,429
Pricing expenses                              1,404           2,418            2,266               2,434               2,398
Registration expenses                         8,187          10,148            9,215               9,522              11,004
Printing expenses                               775             948            1,430                 962               4,599
Transfer agent expenses                       8,956           7,869           12,330               9,237              17,601
Miscellaneous expenses                          517             862              848                 240               2,037
Withholdings expenses                           -               166             -                    -                  -
                                         --------------- --------------  ------------------ ------------------ ------------------
  Total Expenses                             80,440          88,699          111,283             104,613             268,480
Reimbursed expenses (Note 3)                (12,869)        (12,430)         (19,117)             (8,529)             -
                                         --------------- --------------  ------------------ ------------------ ------------------
  Net expenses                               67,571          76,269           92,166              96,084             268,480
                                         --------------- --------------  ------------------ ------------------ ------------------

Net Investment Income (Loss)                (58,547)          4,775          (50,367)              4,803           1,392,354
                                         --------------- --------------  ------------------ ------------------ ------------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on
  investments                              (411,843)       (762,219)      (1,498,655)           (610,917)            421,029
Net change in unrealized
  appreciation (depreciation) on
  investments                               591,666         555,280        1,449,035             919,345            (328,218)
                                         --------------- --------------  ------------------ ------------------ ------------------
Net realized and unrealized
  gain (loss) on investments                179,823        (206,939)         (49,620)            308,428              92,811
                                         --------------- --------------  ------------------ ------------------ ------------------

Increase/(Decrease) in Net
  Assets from Operations                 $ 121,276       $ (202,164)     $   (99,987)       $     313,231      $   1,485,165
                                         =============== ==============  ================== ================== ==================

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S               STATEMENT  OF  CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Fairport                        Fairport                     Fairport
                                                  Emerging Growth                  International                   Growth
                                                       Fund                         Equity Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------

                                         Six months ended                Six months ended              Six months ended
                                             04/30/03       Year ended       04/30/03      Year ended      04/30/03      Year ended
                                           (Unaudited)       10/31/02      (Unaudited)      10/31/02     (Unaudited)      10/31/02
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)           $    (58,547)      $ (153,071)  $    4,775       $  (13,110)   $ (50,367)     $ (117,441)
 Net realized gain (loss) on
    investments                              (411,843)      (4,110,688)    (762,219)      (2,591,183)   1,498,655)     (4,746,558)
  Change in net unrealized
    appreciation (depreciation) on
    investmems                                591,666        3,767,079      555,280        1,213,210    1,449,035         739,213
                                         --------------     ------------ ------------     ------------  -----------    -------------
 Increase (decrease) in net assets            121,276         (496,680)    (202,164)      (1,391,083)     (99,987)     (4,124,786)
                                         --------------     ------------ ------------     ------------  -----------    -------------

Dividends and Distributions
  to Shareholders:
  From net investment income                   -                 -           -               (64,463)       -               -
  From net realized gain                       -                 -           -                 -            -               -
                                         --------------    ------------  ------------     ------------  -----------    -------------
  Total distributions                          -                 -           -               (64,463)       -               -
                                         --------------    ------------  ------------     ------------  -----------    -------------

Capital Share Transactions:
  Proceeds from shares sold                   727,030        3,135,143       410,470      15,731,804      886,909       2,305,558
  Reinvestment of distributions                -                 -           -                62,245        -               -
  Amount paid for  repurchase
   of shares                                 (906,799)      (4,806,878)   (1,227,554)    (18,721,437)  (1,607,723)     (7,109,153)
                                         --------------    ------------  ------------    ------------  -----------     -------------
  Net increase (decrease) from
     capital transactions                    (179,769)      (1,671,735)     (817,084)     (2,927,388)    (720,814)     (4,803,595)
                                         --------------    ------------  ------------    ------------  -----------     -------------


Total increase (decrease) in
  net assets                                  (58,493)      (2,168,415)   (1,019,248)     (4,382,934)    (820,801)     (8,928,381)
                                         --------------    ------------  ------------    ------------  -----------     -------------

Net Assets:
  Beginning of period                       7,389,434        9,557,849     8,486,194      12,869,128   11,504,695      20,433,076
                                         --------------    ------------  ------------    ------------  -----------     -------------
  End of period                          $  7,330,941      $ 7,389,434   $ 7,466,946     $ 8,486,194   $10,683,894     $11,504,695
                                         ==============    ============  ============    ============  ===========     =============

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                       $    (58,547)     $    -        $     4,775     $     -       $  (50,367)     $     -
                                         --------------    ------------  ------------    ------------  -----------     -------------

Capital Share Transactions:

  Shares sold                                  73,317          278,328        58,134       1,810,627       144,288         292,316
  Shares issued on reinvestment
    of dividends                               -                -              -               6,822         -               -
  Shares repurchased                          (92,753)        (430,536)     (175,948)     (2,157,206)     (261,301)       (918,391)
                                         -------------     ------------  ------------    ------------  ------------    -------------

  Net increase (decrease) from
    capital transactions                      (19,436)        (152,208)     (117,814)       (339,757)     (117,013)       (626,075)
                                         =============     ============  ============    ============  ============    =============

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S                 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Fairport                                     Fairport
                                                         Growth and Income                               Government
                                                               Fund                                    Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

                                               Six months ended                               Six months ended
                                                  04/30/03             Year ended                  04/30/03            Year ended
                                                 (Unaudited)            10/31/02                 (Unaudited)            10/31/02
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                 $     4,803         $      21,040               $  1,392,354           $ 3,155,783
  Net realized gain (loss) on
    investments                                   (610,917)             (173,803)                   421,029               842,480
  Change in net unrealized
    appreciation (depreciation) on
    investmems                                     919,345            (1,433,397)                  (328,218)             (687,880)
                                               -------------       ----------------            ---------------        -------------
 Increase (decrease) in net assets                 313,231            (1,586,160)                 1,485,165             3,310,383
                                               -------------       ----------------            ---------------        -------------

Dividends and Distributions
  to Shareholders:
  From net investment income                       (21,027)               -                      (1,394,520)           (3,155,783)
  From net realized gain                              -                   -                        (789,626)             (692,802)
                                               -------------       ----------------            ---------------        -------------
  Total distributions                              (21,027)               -                      (2,184,146)           (3,848,585)
                                               -------------       ----------------            ---------------        -------------

Capital Share Transactions:
  Proceeds from shares sold                      1,249,699             3,036,383                  2,418,425             9,893,340
  Reinvestment of distributions                     20,365                -                       1,670,411             2,891,806
  Amount paid for  repurchase
    of shares                                   (1,581,943)           (2,692,038)                (8,907,594)          (18,696,802)
                                              --------------       ----------------            ---------------        -------------
  Net increase (decrease) from
     capital transactions                         (311,879)              344,345                 (4,818,758)           (5,911,656)
                                              --------------       ----------------            ---------------        -------------

Total increase (decrease) in
  net assets                                       (19,675)           (1,241,815)                (5,517,739)           (6,449,858)
                                              --------------       ----------------            ---------------        -------------

Net Assets:
  Beginning of period                           11,468,414             12,710,229                62,207,066             68,656,924
                                              --------------       ----------------            ---------------        ------------
  End of period                               $ 11,448,739         $   11,468,414              $ 56,689,327           $ 62,207,066
                                              ==============       ================            ===============        =============

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                            $      4,815         $       21,040              $      (2,165)         $     -
                                              --------------       ----------------            ---------------        -------------

Capital Share Transactions:
  Shares sold                                      143,952                300,368                    232,451               971,540
  Shares issued on reinvestment
    of dividends                                     2,327                 -                         160,908               283,491
  Shares repurchased                              (182,868)              (254,200)                  (857,520)           (1,828,759)
                                              --------------       ----------------            ---------------        -------------

  Net increase (decrease) from
    capital transactions                           (36,589)                46,168                   (464,161)             (573,728)
                                              ==============       ================            ===============        =============

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share at beneficial interest outstanding throughout each period presented.


                                                                            Fairport Emerging
                                                                               Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                      Six months ended                                                               Period
                                       Apr. 30, 2003          Year ended        Year ended       Year ended          ended
                                        (Unaudited)          Oct. 31, 2002     Oct. 31, 2001    Oct. 31, 2000   Oct. 31, 1999 (c)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                $   10.10          $    10.81         $  31.38          $ 19.35        $     10.00
                                        ----------         ------------       ----------        ---------      -------------


Income from Investment operations
  Operations:

Net investment income (loss)                (0.08)               (0.19)           (0.21)           (0.35)             (0.02)
Net realized and unrealized gain (loss)      0.27                (0.52)          (20.36)           13.19               9.37
                                        -----------        ------------       ----------        ---------      -------------
Total from investment operations             0.19                (0.71)          (20.57)           12.84               9.35
                                        -----------        ------------       ----------        ---------      -------------

Less Distributions:
From net investment income                   0.00                 0.00             0.00             0.00               0.00
From net realized gain                       0.00                 0.00             0.00            (0.81)              0.00
                                        -----------        ------------       ----------        ---------      -------------
Total distributions                          0.00                 0.00             0.00            (0.81)              0.00
                                        -----------        ------------       ----------        ---------      -------------

Net asset value, end of period          $   10.29          $     10.10        $   10.81         $  31.38       $      19.35
                                        ===========        ============       ==========        =========      =============

Total Return                               1.88%(b)             (6.57)%         (65.55)%           67.22%          93.30%(b)

Ratios/Supplemental Data:
Net assets, end of period (000)         $    7,331         $      7,389       $   9,558         $  24,271      $    3,284
Ratio of expenses to average
net assets
      before reimbursement of
      expenses by Advisor                  2.32%(a)               1.91%            1.82%            1.76%          11.54%(a)
      after reimbursements of
      expenses by Advisor                  1.95%(a)                N/A              N/A             1.75%           1.95%(a)
Ratio of net investment income
to average net assets
      before reimbursement of
      expenses by Advisor                 (2.06)(a)             (1.68)%          (1.36)%          (1.04)%         (10.46)(a)
      after reimbursement of
      expenses by Advisor                 (1.69)(a)                N/A              N/A           (1.03)%          (0.87)(a)
Portfolio turnover rate                   35.12%(b)              58.89%          212.80%          302.63%          79.91%(b)


(a)  Annualized.
(b) For the periods of less than one full year, the total return and portfolio turnover are not annualized.
(c)  For the period 7/1/99 (inception) to 10/31/99.

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share at beneficial interest outstanding throughout each period presented.


                                                                          Fairport International
                                                                               Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                            Six months ended                                                           Period
                                              Apr. 30, 2003      Year ended       Year ended        Year ended         ended
                                               (Unaudited)      Oct. 31, 2002    Oct. 31, 2001     Oct. 31, 2000    Oct. 31, 1999(c)
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, beginning of
  period                                    $     7.43          $     8.69       $    11.47         $   10.23        $   10.00
                                            -------------       ------------     -------------      ------------     ------------

ncome from Investment operations
  Operations:

Net investment income (loss)                      0.00                0.03            (0.02)             0.00            (0.01)
Net realized and unrealized gain (loss)          (0.14)              (1.26)           (2.70)             1.31             0.24
                                            -------------       ------------     -------------      ------------     ------------
Total from investment operations                 (0.14)              (1.23)           (2.72)             1.31             0.23
                                            -------------       ------------     -------------      ------------     ------------

Less Distributions:
From net investment income                        0.00               (0.03)            0.00             (0.03)            0.00
From net realized gain                            0.00                0.00            (0.06)            (0.04)            0.00
                                            -------------       ------------     -------------      ------------     ------------
Total distributions                               0.00               (0.03)           (0.06)            (0.07)            0.00
                                            -------------       ------------     -------------      ------------     ------------

Net asset value, end of period              $     7.29          $     7.43       $     8.69         $   11.47        $   10.23
                                            =============       ============     =============      ============     ============


Total Return                                  (1.88)%(b)          (14.32)%          (23.81)%           12.74%          2.30%(b)

Ratios/Supplemental Data:
Net assets, end of period (000)             $   7,467           $    8,486       $    12,869        $  20,863        $ 2,673
Ratio of expenses to average
net assets
       before reimbursement of
       expenses by Advisor                      2.28%(a)            1.88%              1.66%            1.79%          15.24%(a)
       after reimbursement of
       expenses by Advisor                      1.95%(a)              N/A               N/A             1.78%           1.95%(a)
Ratio of net investment income
to average net assets
      before reimbursement of
      expenses by Advisor                     (0.20)%(a)             0.30%             0.21%          (0.01)%         (13.86)(a)
      after reimbursement of
      expenses by Advisor                       0.12%(a)              N/A               N/A             0.01%         (0.57)%(a)
Portfolio turnover rate                        23.20%(b)            73.16%            43.13%           58.37%          51.26%(b)



(a)  Annualized.
(b) For the periods of less than one full year, the total return and portfolio turnover are not annualized.
(c)  For the period 7/1/99 (inception) to 10/31/99.

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share at beneficial interest outstanding throughout each period presented.


                                                                                      Fairport
                                                                                     Growth Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                 Six months ended
                                                  Apr. 30, 2003    Year ended        Year ended       Year ended        Year ended
                                                   (Unaudited)    Oct. 31, 2002     Oct. 31, 2001    Oct. 31, 2000     Oct. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                          $    6.40        $    8.43         $   14.94        $   12.75           $ 16.45
                                                  ------------     ------------      ------------     ------------      ------------


Income from Investment operations
  Operations:

Net investment income (loss)                          (0.03)           (0.05)            (0.08)           (0.11)            (0.06)
Net realized and unrealized gain (loss)               (0.02)           (1.98)            (5.30)            2.78             (1.03)
                                                  ------------     ------------      ------------     ------------       -----------
Total from investment operations                      (0.05)           (2.03)            (5.38)            2.67             (1.09)
                                                  ------------     ------------      ------------     ------------       -----------

Less Distributions:
From net investment income                             0.00             0.00              0.00             0.00              0.00
From net realized gain                                 0.00             0.00             (1.13)           (0.48)            (2.61)
                                                  ------------     ------------      ------------     ------------       -----------
Total distributions                                    0.00             0.00             (1.13)           (0.48)            (2.61)
                                                  ------------     ------------      ------------     ------------       -----------

Net asset value, end of period                    $    6.35        $    6.40         $    8.43        $   14.94          $  12.75
                                                  ============     ============      ============     ============       ===========

Total Return                                        (0.78)(b)        (24.08)%          (38.58)%          21.56%            (9.18)%

Ratios/Supplemental Data:

Net assets, end of period (000)                   $   10,684        $  11,505        $  20,433        $  33,425          $  36,412
Ratio of expenses to average
net assets
       before reimbursement of
       expenses by Advisor                           2.11%(a)           1.71%            1.45%            1.76%              1.57%
       after reimbursements of
       expenses by Advisor                           1.75%(a)           1.38%            1.38%            1.38%              1.38%
Ratio of net investment income
to average net assets
      before reimbursement of
      expenses by Advisor                           (1.32)(a)         (1.02)%          (0.83)%          (1.12)%            (0.44)%
      after reimbursement of
      expenses by Advisor                           (0.95)(a)         (0.69)%          (0.76)%          (0.74)%            (0.26)%
Portfolio turnover rate                             25.99%(b)          42.74%           95.30%           98.87%            121.21%


(a)  Annualized.
(b) For the periods of less than one full year, the total return and portfolio turnover are not annualized.

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share at beneficial interest outstanding throughout each period presented.


                                                                                   Fairport
                                                                            Growth And Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                        Six months ended
                                          Apr. 30, 2003      Year ended        Year ended        Year ended        Year ended
                                           (Unaudited)      Oct. 31, 2002     Oct. 31, 2001     Oct. 31, 2000     Oct. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of

  period                                 $     8.84           $  10.15         $   12.15         $   14.88         $   15.89
                                         -------------        -----------      ------------      ------------      ------------


Income from Investment operations
  Operations:

Net investment income (loss)                   0.00               0.02              0.04              0.05              0.01
Net realized and unrealized gain (loss)        0.26              (1.33)            (1.83)             0.10             (0.08)
                                        --------------       ------------      ------------      ------------      ------------
Total from investment operations               0.26              (1.31)            (1.79)             0.15             (0.07)
                                        --------------       ------------      ------------      ------------      ------------

Less Distributions:
From net investment income                    (0.02)              0.00             (0.21)            (0.03)            (0.01)
From net realized gain                         0.00               0.00              0.00             (2.85)            (0.93)
                                        --------------       ------------      ------------      ------------      ------------
Total distributions                           (0.02)              0.00             (0.21)            (2.88)            (0.94)
                                        --------------       ------------      ------------      ------------      ------------

Net asset value, end of period          $      9.08          $    8.84         $   10.15         $   12.15         $   14.88
                                        ==============       ============      ============      ============      ============

Total Return                                2.91%(b)           (12.91)%          (15.02)%            2.28%            (1.07)%

Ratios/Supplemental Data:

Net assets, end of period (000)         $    11,449           $  11,468        $   12,710        $  13,913         $   29,870
Ratio of expenses to average
net assets
       before reimbursement of
       expenses by Advisor                  1.90%(a)              1.78%             1.64%            1.98%              1.61%
       after reimbursements of
       expenses by Advisor                  1.75%(a)              1.50%             1.50%            1.50%              1.48%
Ratio of net investment income
to average net assets
      before reimbursement of
      expenses by Advisor                  (0.07)(a)            (0.12)%             0.19%          (0.06)%            (0.29)%
      after reimbursement of
      expenses by Advisor                   0.09%(a)              0.16%             0.33%            0.43%              0.04%
Portfolio turnover rate                    14.47%(b)             39.12%            54.77%           95.46%            126.99%


(a)  Annualized.
(b) For the periods of less than one full year, the total return and portfolio turnover are not annualized.

--------------------------------------------------------------------------------
F A I R P O R T    F U N D S                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share at beneficial interest outstanding throughout each period presented.


                                                                                 Fairport
                                                                        Government Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                  Six months ended
                                                   Apr. 30, 2003      Year ended      Year ended      Year ended       Year ended
                                                    (Unaudited)      Oct. 31, 2002   Oct. 31, 2001   Oct. 31, 2000    Oct. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                           $    10.51         $   10.58       $    9.75       $    9.74        $   10.43
                                                   -------------      ------------    ------------    ------------     -------------

Income from Investment operations
  Operations:

Net investment income (loss)                             0.24              0.50            0.53            0.54             0.47
Net realized and unrealized gain (loss)                  0.03              0.04            0.84            0.01            (0.69)
                                                   -------------      ------------    ------------    ------------     -------------
Total from investment operations                         0.27              0.54            1.37            0.55            (0.22)
                                                   -------------      ------------    ------------    ------------     -------------

Less Distributions:
From net investment income                              (0.24)            (0.50)          (0.54)          (0.54)           (0.47)
From net realized gain                                  (0.14)            (0.11)           0.00            0.00             0.00
                                                   ------------       ------------    ------------    ------------     -------------
Total distributions                                     (0.38)            (0.61)          (0.54)          (0.54)           (0.47)
                                                   ------------       ------------    ------------    ------------     -------------

Net asset value, end of period                     $    10.40         $   10.51       $   10.58       $    9.75        $    9.74
                                                   ============       ============    ============    ============     =============

Total Return                                         2.57%(b)             5.46%          14.44%           5.92%           (2.09)%

Ratios/Supplemental Data:
Net assets, end of period (000)                    $   56,689         $  62,207       $  68,657       $  54,107        $   12,738
Ratio of expenses to average
net assets
       before reimbursement of
       expenses by Advisor                           0.89%(a)             0.90%           0.89%           1.00%             2.34%
       after reimbursements of
       expenses by Advisor                           0.89%(a)             N/A             N/A             0.90%             0.90%
Ratio of net investment income
to average net assets
      before reimbursement of
      expenses by Advisor                            4.64%(a)             4.93%           5.31%           5.53%             3.38%
      after reimbursement of
      expenses by Advisor                            4.64%(a)             N/A             N/A             5.62%             4.81%
Portfolio turnover rate                             14.77%(b)            58.89%         281.77%         228.10%           837.17%


(a)  Annualized.
(b) For the periods of less than one full year, the total return and portfolio turnover are not annualized.

                           FAIRPORT FUNDS
                     NOTES TO FINANCIAL STATEMENTS
                      April 30, 2003 (Unaudited)

NOTE 1.  ORGANIZATION

     Fairport Funds (the "Trust"), formerly known as Roulston Funds, is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994, as amended to date. The Trust currently consists of five funds (the "Funds"): Fairport Emerging Growth Fund (the "Emerging Growth Fund"), Fairport International Equity Fund (the "International Equity Fund"), Fairport Growth Fund (the "Growth Fund"), Fairport Growth and Income Fund (the "Growth and Income Fund"), and Fairport Government Securities Fund (the "Government Fund") (individually, a "Fund"; collectively, the "Funds"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). The Emerging Growth Fund's investment objective is capital appreciation. The International Equity Fund's investment objective is long-term capital appreciation. The Growth Fund's investment objective is long-term capital appreciation. The Growth and Income Fund's investment objective is long-term capital appreciation and current income. The Government Fund's investment objective is current income consistent with preservation of capital. Roulston & Company, Inc. ("Roulston"), a wholly owned subsidiary of Fairport Asset Management, LLC, is the Funds' investment adviser


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust.

     Security Valuation: The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for equity, fixed income and variable income securities. If market quotations are not readily available, securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which report actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or other market system on which the security is principally traded. Equity securities for which there is no sale on a given day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by the Board of Trustees.

     For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. Roulston & Company, Inc, a wholly owned subsidiary of Fairport Asset Management, LLC, as the Funds' investment adviser ("Roulston"), may deviate from the valuation provided by the pricing service whenever, in its judgment, such valuation is not indicative of the fair value of the security, and will price such security in accordance with the procedures adopted by the Board of Trustees. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Repurchase Agreements: All Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by Roulston subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the applicable Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

     Federal Income Taxes: The Funds intend to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

     Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the trade date. Security gains and losses are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized or accreted over the life of the respective securities.

                           FAIRPORT FUNDS
                    NOTES TO FINANCIAL STATEMENTS
                April 30, 2003 (Unaudited) - continued

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions: Substantially all of the net investment income (exclusive of capital gains) of the Emerging Growth Fund, International Equity Fund, Growth Fund, and Growth and Income Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by a Fund, if any, will be distributed annually.

     Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Equity Fund are translated, as applicable, into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in net unrealized appreciation / (depreciation) on investments.

     Other: Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital and/or net realized gains.


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of October 25, 2001. On October 25, 2001, a majority of shareholders of each Fund approved the Agreement. Prior to October 25, 2001, Roulston served as the Funds' investment adviser with an Investment Advisory Agreement dated as of January 25, 1995.

     Under the terms of the Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million of such assets and 0.50% of each Funds assets of $100 million or more. With respect to each of the International Equity Fund and the Emerging Growth Fund, Roulston receives a fee at an annual rate of 0.75% of such Fund's average daily net assets. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees are calculated daily and paid monthly.

     Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution and Shareholder Service Plan dated January 20, 1995, as amended as of October 25, 2001 (the "Plan"), under which each Fund is authorized to pay or reimburse Roulston Research Corp. (the "Distributor"), a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates.

                          FAIRPORT FUNDS
                    NOTES TO FINANCIAL STATEMENTS
               April 30, 2003 (Unaudited) - continued

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued


     Roulston has agreed with the Trust to waive its investment advisory fee and to reimburse certain other expenses of the Funds until March 1, 2004 to shareholders to the extent necessary to cause total operating expenses as a percentage of net assets of the Emerging Growth Fund, the International Equity Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund not to exceed 1.95%, 1.95%, 1.75%, 1.75% and 1.00%, respectively.

     The Trust has agreed that, if requested by Roulston, any operating expenses reimbursed by Roulston shall be repaid to Roulston by each Fund in the first, second, and third fiscal years following the fiscal year ending October 31, 2003, if the total annual operating expenses of the Fund for each such year or years, after giving effect to the repayment, do not exceed as a percentage of average daily net assets of the Emerging Growth Fund, the International Equity Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund, 1.95%, 1.95%, 1.75%, 1.75% and 1.00%, respectively, or any lower expense limitation to which the Trust and Roulston may agree.


     Information regarding these transactions is as follows for the six months ended April 30, 2003:

                                    Emerging        International
                                     Growth            Equity            Growth          Growth and        Government
                                      Fund              Fund              Fund           Income Fund          Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees:
Fees before waiver                 $ 25,966          $ 29,228           $ 39,541          $ 41,239          $ 75,032
Fees waived                         (12,869)          (12,430)           (19,117)           (8,529)                0
Rule 12b-1 Fees                       7,841             8,632             11,847            12,357            67,482
                                 ----------------  ----------------  ----------------  ----------------  ----------------
Net fees and expenses to
  related parties                  $ 20,938          $ 25,430           $ 32,271          $ 45,067         $ 142,514
                                 ================  ================  ================  ================  ================


     Certain officers of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers serve without direct compensation from the Trust.

NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities   (excluding  short-term
     securities)  for the six months ended  April 30, 2003 were as  follows:


                                                          Proceeds
                                       Purchases         from Sales
-----------------------------------------------------------------------
Emerging Growth Fund                 $ 2,360,300        $ 2,909,163
International Equity Fund              1,817,816          2,677,420
Growth Fund                            2,675,813          3,706,632
Growth and Income Fund                 1,582,252          1,988,630
Government Fund                        8,704,468         15,468,463



NOTE 5.  UNREALIZED APPRECIATION AND DEPRECIATION

     At April 30, 2003, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:


                                       Unrealized        Unrealized       Unrealized
                                      Appreciation      (Depreciation)     App/(Dep)
---------------------------------------------------------------------------------------
International Equity Fund               316,798         (1,604,749)      (1,287,951)
Growth Fund                             818,234         (1,928,526)      (1,110,292)
Growth and Income Fund                 1,189,242        (1,497,769)       (308,527)
Government Fund                        4,892,458             0            4,892,458
Emerging Growth                        1,250,502         (540,472)         710,030


                           FAIRPORT FUNDS
                    NOTES TO FINANCIAL STATEMENTS
                April 30, 2003 (Unaudited) - continued

NOTE 5.  UNREALIZED APPRECIATION AND DEPRECIATION - continued

     The aggregate cost of securities for federal income tax purposes at April 30, 2003 was $6,441,345, $8,743,926, $11,855,493, $11,808,826 and $51,000,722
for the Emerging Growth Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund, respectively.

NOTE 6.  RISKS RELATING TO FOREIGN SECURITY INVESTMENTS:

     Securities in which the International Equity Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may therefore affect the value of the Fund's portfolio. Foreign investments involve special risks not applicable to investments in securities of U.S. issuers. Such securities risks include: imposition of exchange controls or currency devaluations; less extensive regulation of foreign brokers, securities markets and issuers; political, economic or social instability; less publicly available information and less liquidity in the market for such securities; different accounting standards and reporting obligations; foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions; possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations; and excessive or confiscatory taxation.

NOTE 7.  VARIATION MARGIN ON FUTURES CONTRACT

     Each Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates, stock prices and currency values, or for gaining exposure to certain markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time Roulston, as investment adviser, may be attempting to sell some or all of the Fund's holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the futures commodity merchant. Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized gains and losses on contracts held during the period.

NOTE 8.  ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 9. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2003, Fifth Third Bank, for the benefit of its customers, held 31.55% of the Emerging Growth Fund and 33.54% of the International Equity Fund, and 39.91%of the Government Fund.

NOTE 10. SUBSEQUENT EVENT

     On January 24, 2003, Price Waterhouse Coopers LLP ("PWC") was selected to replace McCurdy & Associates CPA's, Inc. ("McCurdy & Associates") as the Funds independent auditor for the 2003 fiscal year. The Funds selection of PWC as its independent auditor was recommended by the Funds audit committee and was approved by the Funds Board of Trustees.

     McCurdy & Associates' reports on the Funds financial statements for the years ended October 31, 2002, 2001, 2000, and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of the engagement of PWC, there were no disagreements between the Funds and McCurdy & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of McCurdy & Associates, would have caused it to make reference to the subject matter of the disagreement in connection with it reports on the financial statements for such years.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Reseved.

Item 9.  Controls and Procedures.

     (a) Based on an evaluation of the registrant's disclosure controls and procedures as of June 18, 2003 , the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

[Applies to annual and semi-annual reports.]  .

Item 10.  Exhibits.
(a) Not applicable. [see Item 2.]
(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

     [File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Annual reports only: Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. (registrant may file the Code of Ethics, or state in the annual report that 1) the Code is available on website (give address) or 2) state that the Code is available on request without change, and explain how to request a copy. This Exhibit is named "EX-99.CODE ETH" for EDGAR filing.].

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). This Exhibit is named "EX-99.CERT" for EDGAR filing.]

                                  SIGNATURES
[See General Instruction F: the report must be signed by the registrant, and by each officer that provided a certification.]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fairport Funds

By (Signature and Title)
*  /s/  Scott D. Roulston
         Scott D. Roulston, President
Date  6/18/03

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
*     /s/ Scott D. Roulston
         Scott D. Roulston, President
Date   6/18/03

By (Signature and Title)
*     /s/ Kenneth J. Coleman
         Kenneth J. Coleman, Treasurer
Date   6/19/03